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                                                                    EXHIBIT 23.2


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


The Board of Directors
Wireless International, Inc.:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the registration statement.



/s/ SAENZ, ROBLEDO SAX & COMPANY

Miami, Florida
May 12, 1998